SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 2000


                            MGC COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)


    Nevada                0-24059                            88-0360042
    ------                -------                            ----------
(State or other         (Commission                        (I.R.S. Employer
jurisdiction of         File Number)                       Identification No.)
incorporation)


175 Sully's Trail, Suite 300, Pittsford, New York                   14534
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (716) 618-6550





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Item 5. Other Events.
--------------------

          On July 21, 2000, MGC Communications, Inc., a Nevada corporation ("Mpower"), announced that its Board of Directors has approved a three-for-two split of its common stock. The additional shares of common stock are expected to be issued by Mpower's transfer agent on or about August 28, 2000 to shareholders of record on July 31, 2000. Shareholders will be issued one additional share for each two shares of common stock held on the record date. Mpower will begin trading on a split-adjusted basis on the trading day following the date the additional shares are issued by the transfer agent.

          A copy of the press release issued by Mpower on July 21, 2000 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

Item 7.  Financial Statements and Exhibits
------------------------------------------

          (c) Exhibits.

              99.1. Press Release issued by MGC Communications, Inc. on July 21, 2000.



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                                  EXHIBIT INDEX

Exhibit
  No.           Description
----            -----------

99.1.           Press Release issued MGC Communications, Inc. on July 21, 2000.




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MGC COMMUNICATIONS, INC.



Date:    July 24, 2000            By   /s/ Russell I. Zuckerman
                                   --------------------------------------
                                   Name:   Russell I. Zuckerman
                                   Title:  Corporate Secretary